EXHIBIT 32.1

Certification of Periodic Financial Report by the Chief Executive Officer and

Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of eBizware, Inc. (the “Company”) for the quarter ended November 30, 2016 as filed with the Securities and Exchange Commission (the “Report”), I, Choong Jeng Hew, Chief Executive Officer and I Chip Jin Eng, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 12, 2017
/s/ Choong Jeng Hew
Choong Jeng Hew Chief Executive Officer

Date: January 12, 2017
/s/ Chip Jin Eng
Chip Jin Eng Chief Financial Officer